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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15 of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 6, 2006

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-31014                 52-2181356
         --------                     --------                ----------
(State or other Jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

               800 King Farm Boulevard, Rockville, Maryland 20850
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
                                 ---------------
      (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
            ------------------------------------------

         On April 6, 2006, the Registrant revised its cash compensation for Directors for 2006.

         For 2005, directors who were not employees of the Registrant, who did not have a beneficial interest in 10% or more of the Registrant's common stock and who were not officers or employees of organizations that own 10% or more of Registrant's common stock ("Qualified Directors") were paid a quarterly retainer of $12,000 ($48,000 per year) for their service as Directors and on committees of the Board.

         At its meeting on April 6, 2006, the Board determined that for 2006, Qualifying Directors (other than the Chairman) will continue to be paid, quarterly, an annual $48,000 retainer. In addition, those Qualifying Directors will be paid, quarterly, a retainer for each Board Committee on which they serve; however, no additional fees are paid for attendance by Directors at Board and Committee meetings.

         The following chart shows the annual amount of retainers for service by Chairs and by Members on the various Committees:

         Committee Retainers
         -------------------

         Audit Committee:
                  Chair                                         $14,000
                  Member                                        $ 8,000

         Compensation Committee:
                  Chair                                         $10,000
                  Member                                        $ 6,000

         Ethics, Governance and
            Nominating Committee:
                  Member                                        $ 5,000

         Executive Committee:
                  Member                                        $10,000


         Based on the current Committee assignments of the Qualifying Directors (other than the Chairman), each such Qualifying Director's total cash retainer for Board and Committee service for 2006 would range between $59,000 and $69,000. The Chairman of the Board is to be paid a total annual retainer of $160,000, in quarterly installments.

         Thomas L. Blair, based on his beneficial ownership of Registrant common stock, David T. Blair, Chief Executive Officer of the Registrant, and Daniel J. Houston, based on his employment by the Principal Financial Group, Inc., a significant stockholder of the Registrant, receive no compensation for service on the Board or its Committees.

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     In addition, on April 6, 2006, the Board suspended the Amended & Restated
Directors' Stock Option Program (the "Director Option Program") pursuant to which, on the day after each Annual Meeting of Stockholders, Qualifying Directors generally would have received non-qualified stock options to purchase 5,000 shares of Registrant's common stock at the fair market value of a share of Registrant's common stock on that grant date. Those options would vest one year from the date of grant.

         The Board expressed its intent to replace the stock option grants under the Director Stock Option Program with grants to each Qualifying Director, as of the day after the Annual Meeting of Stockholders, of 2,000 shares of restricted stock, which would vest in equal annual installments over two years. Those grants would be made pursuant to the HealthExtras, Inc. 2006 Stock Incentive Plan (the "2006 Stock Plan" or the "Plan") which the Board adopted on April 6, 2006 subject to the approval of the Registrant's stockholders. The 2006 Stock Plan will be submitted for such approval at the 2006 Annual Meeting of Stockholders.

         The 2006 Stock Plan, if approved by stockholders, will provide for the issuance of shares of Registrant's common stock pursuant to Awards granted under the Plan. Awards may be granted to employees, including officers, directors and independent contractors, consultants or advisers to the Registrant. Awards granted under the Plan may include, among other things, incentive or nonqualified options, stock appreciation rights, restricted stock, and performance share awards.

         Greater detail regarding the 2006 Stock Plan will be provided to stockholders in the Registrant's Proxy Statement for its 2006 Annual Meeting of Stockholders and, once approved by stockholders, will be disclosed in filings by the Registrant under the Securities Exchange Act of 1934.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS
            ---------------------------------

            (a)    Not Applicable.

            (b) On April 6, 2005, the following three members of the Registrant's Board of Directors resigned effective April 7, 2006:

                   o  Thomas J. Graf, who has been a Director since 1999;

                   o  Frederick H. Graefe, who has been a Director since 2000;
                      and

                   o Deanna D. Strable - Soethout, who has been a Director since 2002.

            Mr. Graf is a Senior Vice President of the Principal Financial Group, Inc. (NYSE: PFG) and Ms. Strable - Soethout is a Senior Vice President of Principal Life Insurance Company, the operating, wholly-owned subsidiary of Principal Financial Group.


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            Mr. Graefe is the founder of the law firm Frederick H. Graefe, PLLC in Washington, DC. It is anticipated that in the future Mr. Graefe will provide consulting services to the Registrant on legislative matters affecting the healthcare industry.

            The Press Release of April 12, 2006 attached as Exhibit 99.1 hereto addresses these changes in the Board of Directors and other matters.

            (c)    Not Applicable.

            (d) At the Registrant's Board Meeting on April 6, 2006, the Board reduced its size from 11 to 9. The Board also appointed Kenneth A. Samet as a member of the Board, effective April 7, 2006, to serve in the class of Directors whose term expires at the 2008 Annual Meeting of Stockholders.

                   Mr. Samet is the President and Chief Operating Officer of MedStar Health, a non-profit Baltimore/Washington, DC based healthcare provider that manages seven acute care hospitals and other healthcare related services. MedStar Health has over $2.7 billion in revenues and employs over 22,000 people. Mr. Samet will serve on the Audit and Compensation Committees of the Board.

                   There are no arrangements or understandings between Mr. Samet and any other person pursuant to which Mr. Samet was elected as a Director.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            (a)    Financial Statements of Businesses Acquired:  Not applicable

            (b)    Pro Forma Financial Information:  Not applicable

            (c)    Shell Company Transactions:  Not applicable

            (d)    Exhibits

                   Number           Description
                   ------           -----------

                   99.1             Press Release




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 12, 2006                     By: /s/ Thomas M. Farah
                                              ---------------------------------
                                              Thomas M. Farah
                                              General Counsel and Secretary









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